UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2012

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 2 to Revolving Credit Facility

On October 9, 2012, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), TD Group and the subsidiaries of TransDigm named therein entered into Amendment No. 2 (the “Revolving Credit Facility Amendment”) to its Credit Agreement, dated as of December 6, 2010, as amended by the Amendment No. 1, dated as of March 25, 2011, among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse AG, as administrative agent and collateral agent, and the other agents and lenders named therein (the “2010 Senior Secured Credit Facility”). The Revolving Credit Facility Amendment provides for, among other things, a modification to the restricted payment covenant to permit a special dividend in an amount not to exceed $850 million and a modification to the financial covenant ratios in its 2010 Senior Secured Credit Facility.

Amendment No. 2 to Term Loan Credit Facility

On October 9, 2012, in accordance with the terms of that certain Credit Agreement, dated as of February 14, 2011, as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse AG, as administrative agent and collateral agent (the “2011 Agent”), and the other agents and lenders named therein (as amended, the “2011 Senior Secured Credit Facility”), TransDigm, TD Group, the subsidiaries of TransDigm named therein, the 2011 Agent and the other agents and lenders named therein entered into Amendment No. 2 and Incremental Term Loan Assumption Agreement (the “Term Loan Credit Facility Amendment”). The Term Loan Credit Facility Amendment provides for an additional term loan facility to TransDigm consisting of additional Tranche B-2 Term Loans (as defined therein) in the aggregate principal amount of $150 million (the “Incremental Tranche B-2 Term Facility”), which Incremental Tranche B-2 Term Facility was fully drawn on October 15, 2012. The terms and conditions that apply to the Incremental Tranche B-2 Term Facility are substantially the same as the terms and conditions that apply to the existing Tranche B-2 Term Loans under the 2011 Senior Secured Credit Facility. In addition, the Term Loan Credit Facility Amendment provides for a modification to the incremental term loan facility by excluding the Incremental Tranche B-2 Term Facility from the calculation of the availability thereunder and a modification to the restricted payment covenant to permit a special dividend in an amount not to exceed $850 million.

The lenders and the agents (and each of their respective subsidiaries or affiliates) of the 2010 Senior Secured Credit Facility and the 2011 Senior Secured Credit Facility have in the past provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, trust, leasing services, foreign exchange and other advisory services to, or engage in transactions with, TransDigm and TD Group and their respective subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from TransDigm and TD Group and their respective subsidiaries or affiliates for such services.

Issuance of Senior Subordinated Notes; Indenture

On October 15, 2012 TransDigm issued $550 million in aggregate principal amount of its 5.50% Senior Subordinated Notes due 2020 (the “2020 Notes”) at an issue price of 100% of the principal amount thereof in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to persons outside the United States under Regulation S under the Securities Act. The 2020 Notes were issued pursuant to an indenture dated as of October 15, 2012 (the “Indenture”) among TransDigm, as issuer, TD Group and the subsidiaries of TransDigm named therein as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee.

The 2020 Notes bear interest at the rate of 5.50% per annum, which accrues from October 15, 2012 and is payable semiannually in arrears on April 15 and October 15 of each year, commencing on April 15, 2013. The 2020 Notes mature on October 15, 2020, unless earlier redeemed or repurchased, and are subject to the terms and conditions set forth in the Indenture.

TransDigm may redeem some or all of the 2020 Notes at any time after October 15, 2012 at the redemption prices and on the terms specified in the Indenture. If TD Group or TransDigm experiences specific kinds of changes in control or TD Group or any of its restricted subsidiaries sells certain of its assets, then TransDigm must offer to repurchase the 2020 Notes on the terms set forth in the Indenture.

The 2020 Notes are subordinated to all of TransDigm’s existing and future senior debt, rank equally with all of its existing and future senior subordinated debt and rank senior to all of its future debt that is expressly subordinated to the 2020 Notes. The 2020 Notes are guaranteed on a senior subordinated unsecured basis by TD Group and its wholly-owned domestic subsidiaries named in the Indenture. The guarantees of the 2020 Notes are subordinated to all of the guarantors’ existing and future senior debt, rank equally with all of their existing and future senior subordinated debt and rank senior to all of their future debt that is expressly subordinated to the guarantees of the 2020 Notes. The 2020 Notes are structurally subordinated to all of the liabilities of TD Group’s non-guarantor subsidiaries.

The Indenture contains certain covenants that, among other things, limit TD Group’s ability, and the ability of certain of its subsidiaries, to incur additional indebtedness, pay dividends or make distributions or certain other restricted payments, purchase or redeem capital stock, make investments or extend credit, engage in certain transactions with affiliates, engage in sale-leaseback transactions, consummate certain assets sales, effect a consolidation or merger, or sell, transfer, lease or otherwise dispose of all or substantially all assets, or create certain liens and other encumbrances on assets. The Indenture contains events of default customary for agreements of its type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to TD Group or TransDigm, all outstanding 2020 Notes will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, then the trustee or the holders of at least 25% in principal amount of the then outstanding 2020 Notes may declare all the 2020 Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the issuance of the 2020 Notes, TransDigm, TD Group, TransDigm’s subsidiary guarantors party thereto, and UBS Securities LLC and Credit Suisse Securities (USA) LLC as representative for the initial purchasers listed therein, entered into a registration rights agreement, dated October 15, 2012 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, TransDigm and the guarantors agreed, for the benefit of the holders of the 2020 Notes, that they will file with the Securities and Exchange Commission (the “SEC”) within 180 days after the date the 2020 Notes are issued, and use their commercially reasonable efforts to cause to become effective, a registration statement relating to an offer to exchange the 2020 Notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the 2020 Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate as described below).

Under certain circumstances, including, if applicable, interpretations of the staff of the SEC, if TransDigm is not permitted to effect the exchange offer, TransDigm and the guarantors will use their reasonable best efforts to cause to become effective a shelf registration statement relating to resales of the 2020 Notes and to keep that shelf registration statement effective until the second anniversary of the date such shelf registration statement becomes effective, or such shorter period that will terminate when all 2020 Notes covered by the shelf registration statement have been sold.

If the exchange offer registration statement is not filed by April 15, 2013, the shelf registration statement is not filed within 60 days after the date on which the obligation to file the shelf registration statement arises, the exchange offer registration statement or, if required, the shelf registration statement is not declared effective by the SEC by July 12, 2013, the exchange offer is not completed within 40 days after the filing of the exchange offer registration statement (or, if required, the shelf registration statement is not declared effective within 60 days after the filing of the shelf registration statement), or after either the exchange offer registration statement or the shelf registration statement is declared or becomes effective, such registration statement ceases to be effective or usable, TransDigm will pay additional interest at the rate of $0.05 per week per $1,000 principal amount of 2020 Notes for the first 90-day period immediately following, and increasing by an additional $0.05 per week per $1,000 principal amount of 2020 Notes for each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter until the exchange offer is completed, the shelf registration statement is declared effective or the obligation to complete the exchange offer and/or file the shelf registration statement terminates, at which time the interest rate will revert to the original interest rate on the date the 2020 Notes were originally issued.

The above summaries of the Revolving Credit Facility Amendment, the Term Loan Credit Facility Amendment, the Indenture and the Registration Rights Agreement are qualified in their entirety by reference to the Revolving Credit Facility Amendment, the Term Loan Credit Facility Amendment, the Indenture and the Registration Rights Agreement, which are attached hereto as Exhibits 4.1, 4.4, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On October 15, 2012, TD Group issued a press release announcing the completion of its previously announced offering of $550 million of 5.50% Senior Subordinated Notes due 2020. The Press Release also announced that TransDigm Group’s board of directors authorized and declared a one-time special cash dividend of $12.85 on each outstanding share of common stock. The record date for the special dividend is October 25, 2012, and the payment date for the dividend is November 5, 2012. A copy of this press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 on Form 8-K and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

4.1	Indenture, dated as of October 15, 2012, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 5.50% Senior Subordinated Notes due 2020.

4.2	Form of 5.50% Senior Subordinated Notes due 2020 (included in Exhibit 4.1).

4.3	Form of Notation of Guarantee (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of October 15, 2012, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and UBS Securities LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

10.1	Amendment No. 2, dated as of October 9, 2012, relating to the Credit Agreement, dated as of December 6, 2010 (as amended by Amendment No. 1, dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

10.2	Amendment No. 2 and Incremental Term Loan Assumption Agreement, dated as of October 9, 2012, relating to Credit Agreement, dated as of February 14, 2011 (as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Dated: October 15, 2012

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of October 15, 2012, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to TransDigm Inc.’s 5.50% Senior Subordinated Notes due 2020.

4.2	Form of 5.50% Senior Subordinated Notes due 2020 (included in Exhibit 4.1).

4.3	Form of Notation of Guarantee (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of October 15, 2012, among TransDigm Inc., as issuer, TransDigm Group Incorporated, as a guarantor, the subsidiary guarantors party thereto and UBS Securities LLC and Credit Suisse Securities (USA) LLC as representatives for the initial purchasers listed therein.

10.1	Amendment No. 2, dated as of October 9, 2012, relating to the Credit Agreement, dated as of December 6, 2010 (as amended by Amendment No. 1, dated as of March 25, 2011), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent.

10.2	Amendment No. 2 and Incremental Term Loan Assumption Agreement, dated as of October 9, 2012, relating to Credit Agreement, dated as of February 14, 2011 (as amended by Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of February 15, 2012), among TransDigm Inc., TransDigm Group Incorporated, the subsidiaries of TransDigm Inc. from time to time party thereto, the lenders party thereto, as lenders, and Credit Suisse AG, as administrative agent and collateral agent, with Credit Suisse Securities (USA) LLC, UBS Securities LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and UBS Securities LLC, as syndication agent.

99.1	Press Release.